                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                   FORM 8-K/A
                        AMENDMENT NO. 1 TO CURRENT REPORT


                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):

                               September 30, 1999


                             Brooks Automation, Inc.
             (Exact Name of Registrant as Specified in Its Charter)


                                    Delaware
                 (State or Other Jurisdiction of Incorporation)


                 000-25434                             04-3040660
          (Commission File Number)        (I.R.S. Employer Identification No.)


   15 Elizabeth Drive, Chelmsford, MA                     01824


                                 (978) 262-2400
              (Registrant's Telephone Number, Including Area Code)

         The Undersigned Registrant hereby amends Item 7 of its Current Report on Form 8-K dated September 30, 1999 to read in its entirety as follows:

Item 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION, AND EXHIBITS

           (a)    FINANCIAL STATEMENTS OF BUSINESS ACQUIRED

                  Included with this report on Form 8-K are audited financial statements for the years ended December 31, 1996, 1997 and 1998 as well as interim unaudited financial statements for the six months ended June 30, 1998 and 1999, prepared in accordance with generally accepted accounting principles in Germany (German GAAP), as follows:

                  Report of Independent Auditors

                  Consolidated Balance Sheets as of December 31, 1997 and 1998

                  Consolidated Statements of Operations for the years ended December 31, 1996, 1997 and 1998

                  Consolidated Statements of Cash Flows for the years ended December 31, 1997 and 1998

                  Notes to the Consolidated Financial Statements

                  Fixed Asset Movement Schedules for the years ended December 31, 1997 and 1998

                  Reconciliation of Net Income to U.S. GAAP

                  Consolidated Balance Sheets as of December 31,
                  1998 and June 30, 1999 (unaudited)

                  Consolidated Statements of Operations for the six months ended June 30, 1998 and 1999 (unaudited)

                  Consolidated Statements of Cash Flows for the six months ended June 30, 1998 and 1999 (unaudited)

                  Notes to the Unaudited Consolidated Financial Statements

           (b)    PRO FORMA FINANCIAL INFORMATION

                  Unaudited Pro Forma Combined Condensed Balance Sheet as of June 30, 1999

                  Unaudited Pro Forma Combined Condensed Statement of Operations for the nine months ended June 30, 1999

                  Unaudited Pro Forma Combined Condensed Statement of Operations for the year ended September 30, 1998

                  Notes to Unaudited Pro Forma Combined Condensed Financial Statements

           (c)    EXHIBITS

                  Item No.   Description
                  --------   -----------

                  *2.1 Master Purchase Agreement by and among Brooks Automation, Inc., FASTech Integration, Inc., Brooks Automation GmbH, Jenoptik AG, Meissner & Wurst Zander Holding GmbH, Jenoptik Infab GmbH, Jenoptik Infab KK, Jenoptik Infab PLC, Jenoptik Infab, Ltd., Meissner & Wurst US, Inc. and Jenoptik Infab, Inc. dated as of September 9, 1999, as amended on September 30, 1999.

                  *2.2 Stockholder Agreement dated September 30, 1999 among Brooks Automation, Inc., Jenoptik AG, Meissner & Wurst Zander Holding GmbH and Robert J. Therrien.

                  23.1       Consent of Ebner Stolz & Partner GmbH

----------------------------
*  Previously filed

                                  INFAB GROUP

Included with this Current Report on Form 8-K/A, Amendment No. 1, are audited financial statements for the years ended December 31, 1996, 1997 and 1998 as well as interim unaudited financial statements for the six months ended June 30, 1998 and 1999, in accordance with generally accepted accounting principles in Germany (German GAAP), as follows:

Report of Independent Auditors                                                    5

Consolidated Balance Sheets as of December 31, 1997 and 1998                      6

Consolidated Statements of Operations for the years ended
    December 31, 1996, 1997 and 1998                                              7

Consolidated Statements of Cash Flows for the years ended December 31, 1997
    and 1998                                                                      8

Notes to the Consolidated Financial Statements                                    9-23

Fixed Asset Movement Schedules for the years ended
    December 31, 1997 and 1998                                                   24-25

Reconciliation of Net Income to U.S. GAAP                                         26

Consolidated Balance Sheets as of December 31, 1998 and June 30, 1999
    (unaudited)                                                                   27

Consolidated Statements of Operations for the six months ended June 30, 1998
    and 1999 (unaudited)                                                          28

Consolidated Statements of Cash Flows for the six months ended June 30,
    1998 and 1999 (unaudited)                                                     29

Notes to the Unaudited Consolidated Financial Statements                          30-38

                                                           Ebner Stolz & Partner



                         Report of Independent Auditors


To the Board of Management and
Shareholders of Infab Group

We have audited the consolidated balance sheets of INFAB group as of December 31, 1998 and 1997, the related consolidated statements of operations for the three years ended December 31, 1998 and the related consolidated statements of cash flows for the two years ended December 31, 1998. These financial statements which have been prepared under German GAAP are the responsibility of the company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of INFAB group as of December 31, 1998 and 1997 and the results of its operations and cash flows for the years then ended in conformity with generally accepted accounting principles in Germany.

Stuttgart, December 13, 1999

                                        Dr. Ebner, Dr. Stolz und Partner GmbH
                                        Auditors
                                        Tax Consultants

                                        Dr. Wolfgang Russ
                                        Auditor

                                        Eberhard Poschke
                                        Auditor

                                   INFAB GROUP
                           CONSOLIDATED BALANCE SHEETS
                              (IN THOUSANDS OF DM)

                                                                            DECEMBER 31,   DECEMBER 31,
                                                                                1997           1998
                                                                            ------------   ------------
ASSETS
   Non-Current Assets
              Intangible assets                                                1,193           1,012
              Property, plant & equipment                                      5,041           5,332
              Financial assets                                                    22             153
                                                                             -------         -------
                          Total non-current assets                             6,256           6,497
                                                                             -------         -------

   Current Assets
              Inventories                                                     26,790          24,842
              Receivables and other assets                                    34,393          19,150
              Cash                                                             1,561             444
                                                                             -------         -------
                          Total current assets                                62,744          44,436
                                                                             -------         -------

   Prepaid expenses                                                              651             237
                                                                             -------         -------

                          Total assets                                        69,651          51,170
                                                                             =======         =======

SHAREHOLDER'S DEFICIT AND LIABILITIES
   Shareholder's Deficit
              Subscribed capital                                               5,010           5,011
              Capital reserve                                                 23,798           5,562
              Accumulated loss brought forward                               (26,108)        (47,479)
              Cumulative loss in excess of equity                                422            (489)
                                                                             -------         -------
                          Total shareholder's deficit                          3,122         (37,395)
                                                                             -------         -------

   Accruals
              Tax accruals                                                       984           1,623
              Other accruals                                                  20,642          10,801
                                                                             -------         -------
                          Total accruals                                      21,626          12,424
                                                                             -------         -------

   Liabilities
              Trade payable                                                    6,692           5,100
              Liabilities to Banks                                              --               214
              Liabilities on bills accepted and drawn                            176               2
              Payable to affiliated companies                                 36,623          67,198
              Other liabilities                                                1,412           3,354
                                                                             -------         -------
                          Total liabilities                                   44,903          75,868
                                                                             -------         -------

   Deferred Income                                                              --               273
                                                                             -------         -------

                          Total shareholder's deficit and liabilities         69,651          51,170
                                                                             =======         =======

The accompanying notes are an integral part of the consolidated financial statements.

                                  INFAB GROUP
                      CONSOLIDATED STATEMENTS OF OPERATIONS
                              (IN THOUSANDS OF DM)

                                                                  DECEMBER 31,     DECEMBER 31,      DECEMBER 31,
                                                                     1996              1997             1998
                                                                  ------------     ------------      ------------
Sales                                                                 66,821          111,527           60,424
Cost of sales                                                         53,430           87,838           55,873
                                                                    --------         --------         --------
              Gross profit                                            13,391           23,689            4,551
                                                                    --------         --------         --------

Other operating income                                                 4,355            5,972            4,764
Interest income                                                         --                 34                9
                                                                    --------         --------         --------
              Total other income                                       4,355            6,006            4,773
                                                                    --------         --------         --------

Selling expenses                                                      12,189           16,033           16,787
General administration expenses                                        8,479           18,971           16,875
Research and development expenses                                      9,326            8,719            7,981
Other operating expenses                                               2,326            1,335            2,770
Interest expense                                                         476              529            1,892
                                                                    --------         --------         --------
              Result of ordinary activities                          (15,050)         (15,892)         (36,981)

Extraordinary income                                                  10,510            5,130           15,000
Deferred taxes                                                            74             (100)            --
Other taxes                                                               13              970               (1)
                                                                    --------         --------         --------
              Net loss for the year before minority interest          (4,627)         (11,632)         (21,980)

Minority interest on net income for the year                             630             (141)             420
                                                                    --------         --------         --------
              Net loss for the year                                   (3,997)         (11,773)         (21,560)
                                                                    ========         ========         ========


The accompanying notes are an integral part of the consolidated financial statements.

                                   INFAB GROUP
                      CONSOLIDATED STATEMENTS OF CASH FLOWS
                              (IN THOUSANDS OF DM)

                                                                             Year ended December 31,
                                                                             1997               1998
Cash flows from operating activities:
      Net loss                                                             (11,773)           (21,560)
      Adjustments to reconcile net loss to net
        cash used in operating activities:

           Depreciation and amortization                                     2,089              2,915
           (Gain) loss on disposal of fixed assets                              22                (37)
           Minority interest                                                   141               (420)
           (Increase) decrease in inventories                               (6,373)             1,948
           (Increase) decrease in receivables and other assets             (11,104)            15,243
           (Increase) decrease in prepaid expenses                            (341)               414
           Increase in tax accruals                                            984                639
           Increase (decrease) in other accruals                            11,545             (9,841)
           Increase (decrease) in trade payables                             1,972             (1,592)
           Increase (decrease) in other liabilities                           (972)             1,942
           Increase in deferred revenue                                         --                273
                                                                           -------            -------
Cash used in operating activities                                          (13,810)           (10,076)
                                                                           -------            -------

Cash flows used in investing activities:
      Purchase of financial assets                                              --               (131)
      Proceeds from sales of fixed assets                                      470                600
      Capital expenditures                                                  (4,657)            (3,585)
      Acquisition of Cimple                                                     --            (18,540)
                                                                           -------            -------
Cash used in investing activities                                           (4,187)           (21,656)
                                                                           -------            -------

Cash flows provided by financing activities:
      Net proceeds (repayment) of financial liabilities to banks               176                 40
      Increase in liabilities to affiliated companies                       18,599             30,575
                                                                           -------            -------
Cash provided by financing activities                                       18,775             30,615
                                                                           -------            -------

Net increase (decrease) in cash                                                778             (1,117)
Cash at beginning of year                                                      783              1,561
                                                                           -------            -------
Cash at end of year                                                          1,561                444
                                                                           =======            =======

    The accompanying notes are an integral part of the financial statements.

       NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS OF THE INFAB GROUP


I.       SCOPE OF CONSOLIDATION

           1998


         In addition to JENOPTIK INFAB GmbH, Jena, the following companies were consolidated:

Company name and registered office                  Currency        Nominal       Participation
                                                                    capital           quota
                                                                                        %
-----------------------------------------------------------------------------------------------
JENOPTIK INFAB plc., Galway/Ireland                  IEP             30.00            80,0
JENOPTIK INFAB Ltd., Livingston/Scotland             USD             51.00            80,0
JENOPTIK INFAB INC., Austin/USA                      USD              6.75           100,0

         The companies JENOPTIK INFAB INTRAK, INC., Colorado Springs/USA, and JENOPTIK INFAB Software, Inc., Winter Park/USA, were merged into JENOPTIK INFAB INC., Austin/USA during 1998.

         The following company was not included in the scope of consolidation for the consolidated financial statements:

Company name and registered office                  Currency        Nominal       Participation
                                                                    capital           quota
                                                                                        %
-----------------------------------------------------------------------------------------------
JENOPTIK INFAB KK, Yokohama/Japan                    JPY              10.00           100,0

         The Infab group is not obliged to prepare consolidated financial statements as JENOPTIK AG, JENA, as the umbrella parent company, prepares consolidated financial statements with a discharging effect pursuant to Section 291 HGB [German Commercial Code]. The relationship between JENOPTIK INFAB GmbH, Jena, and JENOPTIK INFAB, INC., Austin/USA is not that between a parent company and a subsidiary as shares are indirectly held by M+W Zander Facility Engineering GmbH + Co. KG, Stuttgart.

         JENOPTIK INFAB plc., Galway/Ireland and JENOPTIK INFAB Ltd., Livingston/Scotland were consolidated for the first time. As a consequence of the changes in the scope of consolidation, sales increased by KDM 3.478 and the profit for the year was reduced by KDM 2.101.

         JENOPTIK INFAB KK, Yokohama/Japan was founded in 1998. Due to its subordinate importance, its inclusion in the scope of consolidation was dispensed with pursuant to Section 296 para. 2 HGB [German Commercial Code].

         1997


         In addition to JENOPTIK INFAB GmbH, Jena, the following companies were consolidated:

Company name and registered office        Currency        Nominal       Participation
                                                          capital           quota
                                                                              %
-------------------------------------------------------------------------------------
JENOPTIK INFAB, INC., Austin/USA           USD              1.00           100,0
JENOPTIK INFAB INTRAK, INC.,
 Colorado Springs/USA                      USD              1.00           100,0
JENOPTIK INFAB Software, INC.,
 Winter Park/USA                           USD              4.75            88,9


         The following company was not included in the scope of consolidation for the consolidated financial statements:

Company name and registered office        Currency        Nominal       Participation
                                                          capital           quota
                                                                              %
-------------------------------------------------------------------------------------
JENOPTIK INFAB UK LIMITED,
 Swindon/Great Britain                     GBP             10.00            100,0


         Shares in the companies included in the scope of consolidation are directly or indirectly held by M+W Zander Facility Engineering GmbH + Co. KG, Stuttgart. The Infab group is not obliged to prepare consolidated statements as the relationship between the companies included in the scope of consolidation is not that between a parent company and a subsidiary. Furthermore, a duty to prepare consolidated accounting does not exist as JENOPTIK AG, JENA, as the umbrella parent company, prepares consolidated financial statements with a discharging effect pursuant to Section 291 HGB [German Commercial Code].

         JENOPTIK INFAB INC., Austin/USA, was consolidated for the first time. As a consequence of the changes in the scope of consolidation, sales increased by KDM 14.052 and the profit for the year was reduced by KDM 6.288.

         JENOPTIK INFAB UK LIMITED, Swindon/Great Britain, was founded in 1996. Due to its subordinate significance, its inclusion in the scope of consolidation was dispensed with pursuant to Section 296 para. 2 HGB [German Commercial Code].

         1996


         In addition to JENOPTIK INFAB GmbH, Jena, the following companies were consolidated:

Company name and registered office                      Currency        Nominal       Participation
                                                                        capital           quota
                                                                                            %
---------------------------------------------------------------------------------------------------
EMTRAK, INC. (from 1997: JENOPTIK INFAB
 INTRAK, INC.), Colorado Springs/USA                     USD             1.00             85,0
PRAXIS TECHNOLOGIES, INC. (from 1997:
 JENOPTIK INFAB Software, INC.),
 Austin/USA                                              USD             3.85             66,2


         The following companies were not included in the scope of consolidation for the consolidated financial statements:

Company name and registered office                      Currency        Nominal       Participation
                                                                        capital           quota
                                                                                            %
------------------------------------------------------------------------------------------------------
JENOPTIK INFAB, INC., Austin/USA                         USD              1.00           100,0
JENOPTIK INFAB UK LIMITED,
 Swindon/Great Britain                                   GBP             10.00           100,0


         Holdings in the companies included in the scope of consolidation are directly or indirectly held by M+W Zander Facility Engineering GmbH + Co. KG, Stuttgart. The Infab group is not obliged to prepare consolidated financial statements as the relationship between the companies included in the scope of consolidation and the company is not that between subsidiaries and the parent company. In addition, it is not obliged to prepare consolidated financial statements as JENOPTIK AG, JENA, as the umbrella parent company prepares consolidated financial statements with a discharging effect pursuant to Section 291 HGB [German Commercial Code].

         JENOPTIK INFAB INC., Austin/USA was founded in 1996. In the year of foundation, combined financial statements were prepared together with MEISSNER & WURST GmbH & Co., U.S. OPERATIONS, INC., Anaheim/USA. The notes required for including the companies in the scope of consolidation for the consolidated financial statements could not be determined without incurring disproportionately high costs or delays. Their inclusion in the scope of consolidation was therefore dispensed with pursuant to Section 296 para. 1 No. 2 HGB [German Commercial Code].

         JENOPTIK INFAB UK LIMITED, Swindon/Great Britain was also founded in 1996. Due to the company's subordinate significance, its inclusion in the scope of consolidation was dispensed with pursuant to Section 296 para. 2 HGB [German Commercial Code].

         II. CURRENCY TRANSLATION, PRINCIPLES OF CONSOLIDATION


         The balance-sheet date for individual financial statements as well as for consolidated financial statements for companies included in the scope of consolidation is 31st December 1998, 1997 and 1996.

         Individual statements were initially prepared subject to the provisions of the respective national accounting principles. Combined INFAB Ltd. + plc. financial statements denominated in USD were prepared for JENOPTIK INFAB plc., Galway/Ireland and JENOPTIK INFAB Ltd., Livingston/Scotland.
         To the extent that these provisions deviate from statutory provisions relating to the make-up of balance sheets pursuant to HGB [German Commercial Code], financial statements prepared according to foreign law were brought in line with legal requirements for the classification of financial statements and standards of valuation pursuant to HGB [German Commercial Code].

         For the purpose of the calculation of equity capital (excluding profit for the year), USD denominated amounts for companies abroad were uniformly translated at historic exchange rates, the profit/loss for the year was uniformly translated at the weighted average rate (based on sales) and all other items on the balance sheet were uniformly translated at the mean of buying and selling foreign-exchange rate applicable on the balance-sheet date. Incongruences between foreign currencies resulting therefrom were offset against reserves without affecting the operating result.

         The items on the profit and loss account were either translated at the weighted average rate or at the mean of buying and selling foreign-exchange rate applicable on the balance-sheet date.

         Individual financial statements brought in line with German law were combined into consolidated financial statements subject to the application of the following measures:

         Capital consolidation was carried out according to the book-value method pursuant to Section 301 para. 1 sub-para. 2 No. 1 HGB [German Commercial Code]. As far as initial consolidation is concerned, the subsidiary's equity capital at that time is offset against the book value of the holding of the parent company. Capital consolidation was carried out at the time of acquisition of shares.

         Initial consolidation resulted in a credit balance in the amount of KDM
         18.540 treated as goodwill which was openly offset against the capital reserve pursuant to Section 309 para. 1 HGB [German Commercial Code].

         Intra-group accounts receivable and accounts payable were offset within the framework of debt consolidation.

         All intra-group sales and other intra-group income and expense items were consolidated in full in the consolidated profit and loss account.

         Unrealised results of intra-group trade transactions did not have to be eliminated.

         Tax accrual and deferral based on consolidation measures pursuant to
         Section 306 HGB [German Commercial Code] was dispensed with as significant income tax loss carried forward exists. Deferred taxes based on income tax loss carried forward must not be charged to subsequent accounting years according to German law.

         III.     ACCOUNTING PRINCIPLES AND STANDARDS OF VALUATION


         A S S E T S


         INTANGIBLE ASSETS

         Intangible assets were reported at acquisition cost minus scheduled accumulated depreciation.

         Depreciation is carried into effect on a pro rata temporis basis over the usual useful life of an asset in the company according to the straight-line method of depreciation.


         TANGIBLE ASSETS

         Tangible assets are reported at acquisition or production costs minus scheduled accumulated depreciation.

         Depreciation is carried into effect over the usual useful life of an asset in the company according to the straight-line method of depreciation.

         Pursuant to Section 6 para. 2 EStG [Income Tax Law], depreciable movable fixed assets of low value acquired by JENOPTIK INFAB GmbH, Jena were depreciated in full in the year of addition.


         FINANCIAL ASSETS

         Holdings in associated companies were reported at acquisition cost.


         INVENTORIES

         On principle, raw materials and supplies were reported at the average acquisition cost and/or lower current market value.

         The valuation of work in progress and finished goods and merchandise was based on production costs adopted from corporate accounting. Production costs include cost of direct material and materials handling overhead, prime cost and indirect manufacturing overhead as well as special production costs (e. g. cost of tools).

         The determined amounts reported as production cost for work in progress made to order were retrospectively audited for the purpose of loss-free reporting.

         Necessary and adequate provisions for slow-moving materials were made concerning raw materials and supplies and finished goods and merchandise to take insufficient demand or lack of marketability as per the balance-sheet date into account.

         ACCOUNTS RECEIVABLE AND OTHER ASSETS

         Recognisable individual risks concerning accounts receivable and other assets were taken into account by means of valuation adjustments. On principle, the calculated lump-sum valuation adjustment on trade receivables was 1% of the respective net accounts receivable.

         Foreign-currency accounts receivable were valued at the rate applicable on the day of creation of the accounts receivable or at the lower buying rate applicable on the balance-sheet date.

         Accounts receivable and other assets were otherwise reported at nominal values.

         E Q U I T Y  A N D  L I A B I L I T I E S


         ACCRUALS

         The provisions for taxation and other accruals items take account of all recognisable risks and contingent liabilities and were valued with the due diligence of a prudent businessman.


         LIABILITIES

         All liabilities were valued at the amount repayable.

         IV. EXPLANATORY NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS


         FIXED ASSETS

         The fixed-assets movement schedules which have been specially prepared are incorporated by reference into the notes.


         INVENTORIES

         Apart from the retention of titles to ownership common in the industry, inventories are not subject to third-party rights.


         RECEIVABLES FROM AFFILIATED COMPANIES

         M+W Zander Facility Engineering GmbH + Co. KG, Stuttgart, the sole shareholder, accounts for KDM 441 and KDM 1.985 of receivables from affiliated companies at December 31, 1998 and 1997.

         OTHER ASSETS

         The other assets item includes KDM 67 with a remaining term to maturity of more than one year at December 31, 1998 and 1997.


         ACCRUALS

         The other accruals item essentially includes follow-up costs for invoiced orders, warranty obligations, outstanding supplier invoices and provisions for staff obligations (holiday entitlements, profit-sharing boni, anniversary obligations).


         LIABILITIES

         The liabilities item exclusively contains accounts payable due within one year.

         Titles for delivered objects covered by the trade payables item were retained to the extent common in the industry.

         The payables to affiliated companies item includes accounts payable to M+W Zander Facility Engineering GmbH + Co. KG, Stuttgart, the sole shareholder, in the amount of KDM 783 at December 31, 1998.

         The other liabilities item is made up as follows 1998:

                                                                 31/12/1998
                                                                    KDM
                                                                 ----------
          Accounts payable for taxes                                  226
          Accounts payable for
           social insurance contributions                             414
          Other accounts payable                                    2.714
                                                                    -----
                                                                    3.354
                                                                    =====

The other liabilities item is made up as follows 1997:

                                                                 31/12/1997
                                                                    KDM
                                                                 ----------
          Accounts payable for taxes                                253
          Accounts payable for
           social insurance contributions                           392
          Other accounts payable                                    767
                                                                  -----
                                                                  1.412
                                                                  =====

V.  EXPLANATORY NOTES TO THE CONSOLIDATED PROFIT AND LOSS ACCOUNT


The profit and loss account is structured according to cost of sales type of short-term results accounting.

"Research and development expenses" were added to the profit and loss account as an additional item to the statutory accounting format.

1998 SALES

Sales are made up as follows:

                                                                    1998
                                                                     KDM
                                                                    ----
          Domestic sales                                           10.439
          Foreign sales                                            49.985
                                                                   ------
                                                                   60.424
                                                                   ======


BELOW-THE-LINE ITEMS

The other operating income item includes below-the-line items in the amount of KDM 1.165. This income unrelated to the accounting period is made up of income from the amortisation of accruals and valuation adjustments.


PERSONNEL EXPENSES

Personnel expenses in the financial year totalled KDM 40.684.


BELOW-THE-LINE ITEMS

The other operating expenses item includes below-the-line items in the amount of KDM 77. This expense item unrelated to the accounting period is made up of the disposal of fixed assets.


AFFILIATED COMPANIES

The interest and similar expenses item includes interest and similar expenses from affiliated companies in the amount of KDM 1.869.


EXTRAORDINARY INCOME

The extraordinary income item refers to income contributions by JENOPTIK AG, Jena.

1997 SALES

Sales are made up as follows:

                                                              1997
                                                               KDM
                                                             ------
          Domestic sales                                      14.654
          Foreign sales                                       96.873
                                                             -------
                                                             111.527
                                                             =======

BELOW-THE-LINE ITEMS

The other operating income item includes below-the-line items in the amount of KDM 552. This income unrelated to the accounting period is made up of income from the amortisation of accruals, valuation adjustments and currency profits.

PERSONNEL EXPENSES

Personnel expenses in the financial year totalled KDM 33.042.


BELOW-THE-LINE ITEMS

The other operating expenses item includes below-the-line items in the amount of KDM 62. This expense item unrelated to the accounting period is made up of the disposal of fixed assets and currency losses.


AFFILIATED COMPANIES

The interest and similar expenses item includes interest and similar expenses from affiliated companies in the amount of KDM 472.


EXTRAORDINARY INCOME

The extraordinary income item refers to income contributions by JENOPTIK AG, Jena.

1996 SALES

Sales are made up as follows:

                                                                      1996
                                                                       KDM
                                                                     ------
          Domestic sales                                             31.494
          Foreign sales                                              35.327
                                                                     ------
                                                                     66.821
                                                                     ======


BELOW-THE-LINE ITEMS

The other operating income item includes below-the-line items in the amount of KDM 771. This income unrelated to the accounting period is made up of income from the amortisation of accruals and valuation adjustments.

PERSONNEL EXPENSES

Personnel expenses in the financial year totalled KDM 22.944.


BELOW-THE-LINE ITEMS

The other operating expenses item includes below-the-line items in the amount of KDM 494. This expense item unrelated to the accounting period is made up of the disposal of fixed assets.


AFFILIATED COMPANIES

The interest and similar expenses item includes interest and similar expenses from affiliated companies in the amount of KDM 447.


EXTRAORDINARY INCOME

The extraordinary income item refers to income contributions by JENOPTIK AG, Jena.

VI.  CONTINGENCIES AND OTHER FINANCIAL OBLIGATIONS

1998

1.  Liabilities on guarantees total KDM 2.808.

2.  Other financial obligations are made up as follows:

                                               Due          Due            Total
                                               1999     2000 - 2003
                                               KDM          KDM             KDM
                                               ---          ---             ---
Renting and leasing obligations                1.472        589            2.061
Other obligations                                792          0              792
                                               -----        ---            -----
                                               2.264        589            2.853
                                               =====        ===            =====


Affiliated companies account of KDM 980 of other financial obligations.

1997

1. As at the balance-sheet date, contingencies resulting from the issue and transfer of bills totalled KDM 13.000. These accounts are payable to affiliated companies.

2.  Other financial obligations are made up as follows:

                                                   Due            Due          Total
                                                   1998       1999 - 2002
                                                   KDM            KDM           KDM
                                                   -----      -----------      -----
Renting and leasing obligations                    2.124         1.272         3.396
Other obligations                                  1.718             0         1.718
                                                   -----         -----         -----
                                                   3.842         1.272         5.114
                                                   =====         =====         =====

Affiliated companies account for KDM 2.157 of other financial obligations.

VII.     OTHER STATEMENTS

             1998


         1. The following gentlemen are or were appointed as members of the Board of Management of JENOPTIK INFAB GmbH, Jena:

               Karl-Heinz Kuch, Wogau (until 1st July 1998),
               Dr. Rudolf Simon, Korntal-Munchingen (until 15th September 1998), Wolfgang Mayr, Koestenberg/Austria (from 15th September 1998), Reimund Blessing, Vaihingen/Enz (from 1st July 1998), and
               Heinz Daugert, Lachendorf (from 15th September 1998).

         2. In the reporting year, the Supervisory Board of JENOPTIK INFAB GmbH, Jena, was made up of the following gentlemen:

               Jurgen Giessmann, Ludwigsburg-Neckarweihingen (chairman), Helmut Laub, Stuttgart,
               Thomas Anger, Isserstedt, and
               Siegfried Benno Jaschke, Erfurt.

         3. In the reporting year, the emoluments paid to the members of the Board of Management totalled KDM 400. The emoluments paid to the Supervisory Board amounted to KDM 30.

         4. In the reporting year, the group companies employed 343 members of staff. Staff figures are made up as follows:

                                                                   Members of
                                                                     staff
                                                                   ----------
                       Industrial workers                              22
                       Salaried employees                             321
                                                                      ---
                                                                      343
                                                                      ===

         5. Infab group companies are included in the consolidated financial statements of JENOPTIK AG, Jena. A duty to prepare consolidated financial statements does not exist as the consolidated financial statements of JENOPTIK AG, Jena, have a discharging effect. The consolidated financial statements of JENOPTIK AG, Jena, are deposited with the commercial register of the Local Court of Gera.


         Stuttgart, 5th October 1999


                                                JENOPTIK INFAB GmbH



                                                The Board of Management

         1997


         1. The following gentlemen were appointed as managing directors of JENOPTIK INFAB GmbH, Jena:

                     Karl-Heinz Kuch, Wogau, and
                     Dr. Rudolf Simon, Korntal-Munchingen.

         2. In the reporting year, the following gentlemen were members of the Supervisory Board of JENOPTIK INFAB GmbH, Jena:

                     Dr. Lothar Spath, Gerlingen (chairman),
                     Jurgen Giessmann, Ludwigsburg-Neckarweihingen,
                     Helmut Laub, Stuttgart,
                     Thomas Anger, Isserstedt, and
                     Siegfried Benno Jaschke, Erfurt.

         3. In the reporting year, the emoluments of the members of the Board of Management totalled KDM 611. The emoluments of the members of the supervisory board amounted to KDM 72.

         4. In the reporting year, the group companies employed 311 members of staff. Staff figures are made up as follows:

                                                                   Members of
                                                                     staff
                                                                   ----------
                       Industrial workers                               18
                       Salaried employees                              293
                                                                       ---
                                                                       311
                                                                       ===

         5. Infab group companies are included in the scope of consolidation for the consolidated financial statements of JENOPTIK AG, Jena. A duty to prepare consolidated financial statements does not exist as the consolidated financial statements prepared by JENOPTIK AG, Jena, have a discharging effect. The consolidated financial statements of JENOPTIK AG, Jena, are deposited with the commercial register of the Local Court of Gera.


         Stuttgart, 5th October 1999


                                                  JENOPTIK INFAB GmbH



                                                  The Board of Management

         1996


         1. The following gentlemen were appointed as managing directors of JENOPTIK INFAB GmbH, Jena:

                     Karl-Heinz Kuch, Wogau, and
                     Dr. Rudolf Simon, Korntal-Munchingen.

         2. In the reporting year, the following gentlemen were members of the Supervisory Board of JENOPTIK INFAB GmbH, Jena:

                     Dr. Lothar Spath, Gerlingen (chairman),
                     Jurgen Giessmann, Ludwigsburg-Neckarweihingen,
                     Helmut Laub, Stuttgart,
                     Thomas Anger, Isserstedt, and
                     Siegfried Benno Jaschke, Erfurt.

         3. In the reporting year, the emoluments of the members of the Board of Management totalled KDM 424. The emoluments of the members of the supervisory board amounted to KDM 65.

         4. In the reporting year, the group companies employed 249 members of staff. Staff figures are made up as follows:

                                                                    Members of
                                                                      staff
                                                                    ----------
                       Industrial workers                               18
                       Salaried employees                              231
                                                                       ---
                                                                       249
                                                                       ===

         5. Infab group companies are included in the scope of consolidation for the consolidated financial statements of JENOPTIK AG, Jena. A duty to prepare consolidated financial statements does not exist as the consolidated financial statements prepared by JENOPTIK AG, Jena, have a discharging effect. The consolidated financial statements of JENOPTIK AG, Jena, are deposited with the commercial register of the Local Court of Gera.


         Stuttgart, 5th October 1999


                                                 JENOPTIK INFAB GmbH



                                                 The Board of Management

                 FIXED ASSETS MOVEMENT SCHEDULE OF INFAB GROUP,

                                 FOR FISCAL 1997

                                                         PURCHASE AND MANUFACTURING COSTS
                                              Status on      Currency      Additions      Disposals      Transfers    Status on
                                            Jan/ 1, 1997    Differences                                              Dec/ 31, 1997
                                                 KDM            KDM           KDM            KDM            KDM           KDM
                                            --------------------------------------------------------------------------------------
I. INTANGIBLE ASSETS

   Industrial and similar rights
     and assets                                  823             36           1,246            108           0            1,997
                                            --------------------------------------------------------------------------------------
II. TANGIBLE ASSETS

1. Technical equipment and machines              102              0               0              4           0               98
2. Other equipment, factory and
    office equipment                           5,981            400           3,519          1,048         846            9,698
-. Payments on accounts and assets
    under construction                           846              0               0              0        -846                0
                                            --------------------------------------------------------------------------------------
                                               6,929            400           3,519          1,052           0            9,796
                                            --------------------------------------------------------------------------------------
III. FINANCIAL ASSETS

    Shares in affiliated companies                22              0               0              0           0               22
                                            --------------------------------------------------------------------------------------
                                               7,774            436           4,765          1,160           0           11,815
                                            ======================================================================================



                                                            ACCUMULATED DEPRECIATION
                                              Status on       Currency      Additions      Disposals       Status on
                                            Jan/ 1, 1997    Differences                                  Dec/ 31, 1997
                                                 KDM            KDM            KDM            KDM             KDM
                                            --------------------------------------------------------------------------
I. INTANGIBLE ASSETS

   Industrial and similar rights
     and assets                                   496              4            343             39             804
                                            --------------------------------------------------------------------------
II. TANGIBLE ASSETS

1. Technical equipment and machines                62              0              9              4              67
2. Other equipment, factory and
    office equipment                            3,036            104          2,104            556           4,688
-. Payments on accounts and assets
    under construction                              0              0              0              0               0
                                            --------------------------------------------------------------------------
                                                3,098            104          2,113            560           4,755
                                            --------------------------------------------------------------------------
III. FINANCIAL ASSETS

    Shares in affiliated companies                  0              0              0              0               0
                                            --------------------------------------------------------------------------
                                                3,594            108          2,456            599           5,559
                                            ==========================================================================



                                                      NET BOOK VALUE
                                                 Status on       Status on
                                               Dec/ 31, 1997   Dec/ 31, 1996
                                                    KDM             KDM
                                            ---------------------------------
I. INTANGIBLE ASSETS

   Industrial and similar rights
     and assets                                    1,193              327
                                            ---------------------------------
II. TANGIBLE ASSETS

1. Technical equipment and machines                   31               40
2. Other equipment, factory and
    office equipment                               5,010            2,945
-. Payments on accounts and assets
    under construction                                 0              846
                                            ---------------------------------
                                                   5,041            3,831
                                            ---------------------------------
III. FINANCIAL ASSETS

    Shares in affiliated companies                    22               22
                                            ---------------------------------
                                                   6,256            4,180
                                            =================================

                 FIXED ASSETS MOVEMENT SCHEDULE OF INFAB GROUP,

                                 FOR FISCAL 1998

                                                                 PURCHASE AND MANUFACTURING COSTS
                                               Status on        Currency      Additions       Disposals     Status on
                                             Jan/ 1, 1998     Differences                                 Dec/ 31, 1998
                                                  KDM             KDM             KDM             KDM          KDM
                                             ---------------------------------------------------------------------------
I. INTANGIBLE ASSETS
   Industrial and similar rights and
     assets                                       1,997            -17             229              0           2,209
                                             ---------------------------------------------------------------------------
II. TANGIBLE ASSETS

1. Technical equipment and machines                  98              0               0             53              45
2. Other equipment, factory and
    office equipment                              9,698           -298           3,359            799          11,960
                                             ---------------------------------------------------------------------------
                                                  9,796           -298           3,359            852          12,005
                                             ---------------------------------------------------------------------------
III. FINANCIAL ASSETS

    Shares in affiliated companies                   22              0             153             22             153
                                             ---------------------------------------------------------------------------
                                                 11,815           -315           3,741            874          14,367
                                             ===========================================================================



                                                              ACCUMULATED DEPRECIATION
                                              Status on       Currency       Additions     Disposals        Status on
                                             Jan/ 1, 1998    Differences                                 Dec/ 31, 1998
                                                 KDM             KDM            KDM           KDM              KDM
                                             -------------------------------------------------------------------------
I. INTANGIBLE ASSETS
   Industrial and similar rights and
     assets                                         804            -6            399            0             1,197
                                             -------------------------------------------------------------------------
II. TANGIBLE ASSETS

1. Technical equipment and machines                  67             0              9           49                27
2. Other equipment, factory and
    office equipment                              4,688          -151          2,349          240             6,646
                                             -------------------------------------------------------------------------
                                                  4,755          -151          2,358          289             6,673
                                             -------------------------------------------------------------------------
III. FINANCIAL ASSETS

    Shares in affiliated companies                    0             0              0            0                 0
                                             -------------------------------------------------------------------------
                                                  5,559          -157          2,757          289             7,870
                                             =========================================================================



                                                     NET BOOK VALUE
                                                Status on         Status on
                                             Dec/ 31, 1998     Dec/ 31, 1997
                                                   KDM               KDM
                                             --------------------------------
I. INTANGIBLE ASSETS
   Industrial and similar rights and
     assets                                       1,012              1,193
                                             --------------------------------
II. TANGIBLE ASSETS

1. Technical equipment and machines                  18                 31
2. Other equipment, factory and
    office equipment                              5,314              5,010
                                             --------------------------------
                                                  5,332              5,041
                                             --------------------------------
III. FINANCIAL ASSETS

    Shares in affiliated companies                  153                 22
                                             --------------------------------
                                                  6,497              6,256
                                             ================================

RECONCILIATION OF INFAB GROUP NET INCOME TO U.S. GAAP

The Company's Financial Statements have been prepared in accordance with the German Commercial Code which represents generally accepted accounting principles in Germany ("German GAAP"). German GAAP differs in certain significant respects from United States generally accepted accounting principles ("U.S. GAAP"). The following is a reconciliation of the significant adjustments necessary to reconcile net loss in accordance with U.S. GAAP to the amounts determined under German GAAP, for the years ended December 31, 1997 and 1998.

                                                                        Year ended December 31,
                                                                          1997           1998
                                                                          ----           ----
Net loss as reported in the consolidated statement of operations
  Under German GAAP ............................................        (11,773)        (21,560)
Amortization of step-up - Purchase of CIMPLE ...................             --          (3,090)
Elimination of extraordinary income ............................         (5,130)        (15,000)
Percentage-of-completion vs completed contract accounting ......            811          (1,074)
                                                                        -------         -------
Net loss in accordance with U.S. GAAP ..........................        (16,092)        (40,724)
                                                                        -------         -------

A brief explanation of the most significant differences follows.

(a)      Amortization of step-up

         The acquisition of CIMPLE in March 1998, for an amount greater than the fair value of CIMPLE's net assets at the date of acquisition, did not result in the recording of intangible assets for German GAAP purposes, rather, the excess amount was recorded as a charge to capital reserve. For U.S. GAAP purposes the purchase price paid has been allocated to the fair value of the assets and liabilities acquired. The excess of the price paid over the fair value of the assets and liabilities acquired has been allocated to goodwill and is being amortized over five years.

(b)      Elimination of extraordinary income.

         Under German GAAP, certain capital contributions made by JENOPTIK AG, JENA are recorded as extraordinary gains in the statement of operations. Under U.S. GAAP, such amounts are recorded directly to stockholder's equity.

(c)      Contract accounting

         The Company accounts for long duration contracts on the completed contract method of accounting in accordance with German GAAP. Under U.S. GAAP, such contracts are accounted for on the percentage-of-completion method.

                                   INFAB GROUP
                           CONSOLIDATED BALANCE SHEETS
                              (IN THOUSANDS OF DM)

                                                                          DECEMBER 31,      JUNE 30,
                                                                              1998            1999
                                                                              ----            ----
                                                                                           (UNAUDITED)
ASSETS
   Non-Current Assets
              Intangible assets                                                1,012             854
              Property, plant & equipment                                      5,332           5,052
              Financial assets                                                   153             153
                                                                             -------         -------
                          Total non-current assets                             6,497           6,059
                                                                             -------         -------

   Current Assets
              Inventories                                                     24,842          24,388
              Receivables and other assets                                    19,150          19,540
              Cash                                                               444             936
                                                                             -------         -------
                          Total current assets                                44,436          44,864
                                                                             -------         -------

   Prepaid expenses                                                              237             390
                                                                             -------         -------

                          Total assets                                        51,170          51,313
                                                                             =======         =======

SHAREHOLDER'S DEFICIT AND LIABILITIES
   Shareholder's Deficit
              Subscribed capital                                               5,011           5,011
              Capital reserve                                                  5,562           3,444
              Accumulated loss brought forward                               (47,479)        (61,768)
              Cumulative loss in excess of equity                               (489)         (1,022)
                                                                             -------         -------
                          Total shareholder's deficit                        (37,395)        (54,335)
                                                                             -------         -------

   Accruals
              Tax accruals                                                     1,623           1,775
              Other accruals                                                  10,801           8,149
                                                                             -------         -------
                          Total accruals                                      12,424           9,924
                                                                             -------         -------

   Liabilities
              Trade payable                                                    5,100           1,811
              Liabilities to Banks                                               214              --
              Liabilities on bills accepted and drawn                              2              --
              Payable to affiliated companies                                 67,198          91,185
              Other liabilities                                                3,354           2,444
                                                                             -------         -------
                          Total liabilities                                   75,868          95,440
                                                                             -------         -------

   Deferred Income                                                               273             284
                                                                             -------         -------

                          Total shareholder's deficit and liabilities         51,170          51,313
                                                                             =======         =======

The accompanying notes are an integral part of the consolidated financial statements.

                                   INFAB GROUP
                      CONSOLIDATED STATEMENTS OF OPERATIONS
                              (IN THOUSANDS OF DM)

                                                             SIX MONTHS ENDED
                                                         JUNE 30,            JUNE 30,
                                                          1998                 1999
                                                          ----                 ----
                                                       (UNAUDITED)          (UNAUDITED)
Sales                                                     38,347               12,670
Cost of sales                                             31,765               13,250
                                                         -------              -------
              Gross profit                                 6,582                 (580)
                                                         -------              -------

Other operating income                                     1,100                1,578
Interest income                                                3                    9
                                                         -------              -------
              Total other income                           1,103                1,587
                                                         -------              -------

Selling expenses                                           9,366                6,572
General administration expenses                            7,583                3,986
Research and development expenses                          4,436                3,812
Other operating expenses                                   1,064                  132
Amortization of financial assets                              --                  137
Interest expense                                             757                1,149
                                                         -------              -------
              Result of ordinary activities              (15,521)             (14,781)

Other taxes                                                    1                   41
                                                         -------              -------
              Net loss for the period before
                  minority interest                      (15,522)             (14,822)

Minority interest on net income for the period               241                  533
                                                         -------              -------
              Net loss for the period                    (15,281)             (14,289)
                                                         =======              =======

The accompanying notes are an integral part of the consolidated financial statements.

                                   INFAB GROUP
                      CONSOLIDATED STATEMENTS OF CASH FLOWS
                              (IN THOUSANDS OF DM)


                                                            Six months ended June 30,
                                                            -------------------------
                                                               1998            1999
                                                             -------         -------
                                                           (Unaudited)     (Unaudited)
Cash flows from operating activities:
      Net loss                                               (15,281)        (14,289)
      Adjustments to reconcile net loss to net
        cash used in operating activities:
           Depreciation and amortization                       1,511           1,662
           Minority interest                                    (241)           (533)
           (Increase) decrease in inventories                 (5,129)            454
           Increase in receivables and other assets           (5,152)           (390)
           Increase in prepaid expenses                         (178)           (153)
           Increase in tax accruals                            1,188             152
           Decrease in other accruals                         (3,232)         (2,652)
           Increase (decrease) in trade payables              11,022          (3,289)
           Increase (decrease) in other liabilities            4,815            (910)
           Increase in deferred revenue                        1,691              11
                                                             -------         -------
Cash used in operating activities                             (8,986)        (19,937)
                                                             -------         -------

Cash flows used in investing activities:
      Purchase of financial assets                               (95)           --
      Capital expenditures                                    (3,070)         (1,224)
      Acquisition of Cimple                                  (18,540)           --
                                                             -------         -------
Cash used in investing activities                            (21,705)         (1,224)
                                                             -------         -------

Cash flows provided by financing activities:
      Net repayment of financial liabilities to banks             (2)           (216)
      Increase in liabilities to affiliated companies         29,823          21,869
                                                             -------         -------
Cash provided by financing activities                         29,821          21,653
                                                             -------         -------

Net increase (decrease) in cash                                 (870)            492
Cash at beginning of period                                    1,561             444
                                                             -------         -------
Cash at end of period                                            691             936
                                                             =======         =======

The accompanying notes are an integral part of the financial statements.

        NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS OF THE INFAB GROUP

                      FOR THE INTERIM FINANCIAL STATEMENTS

                FOR THE SIX MONTHS ENDED JUNE 30, 1999 AND 1998

I.       SCOPE OF CONSOLIDATION

         1999

         In addition to JENOPTIK INFAB GmbH, Jena, the following companies were consolidated:

           Company name and registered office                      Currency        Nominal             Participation
                                                                                   capital                 quota
                                                                                                             %
           ------------------------------------------------------------------------------------------------------------
           JENOPTIK INFAB plc., Galway/Ireland                      IEP                  30.000,00         80,0
           JENOPTIK INFAB Ltd., Livingston/Scotland                 USD                  51.000,00         80,0
           JENOPTIK INFAB INC., Austin/USA                          USD                   6.750,00        100,0

         The following company was not included in the scope of consolidation for the consolidated financial statements:

           Company name and registered office                      Currency            Nominal             Participation
                                                                                       capital                 quota
                                                                                                                 %
           --------------------------------------------------------------------------------------------------------------
           JENOPTIK INFAB KK, Yokohama/Japan                        JPY                  10.000.000,00         100,0

         The Infab group is not obliged to prepare consolidated financial statements as JENOPTIK AG, JENA, as the umbrella parent company, prepares consolidated financial statements with a discharging effect pursuant to Section 291 HGB [German Commercial Code]. The relationship between JENOPTIK INFAB GmbH, Jena, and JENOPTIK INFAB, INC., Austin/USA is not that between a parent company and a subsidiary as shares are indirectly held by M+W Zander Facility Engineering GmbH + Co. KG, Stuttgart. In addition, it is not obliged by law to prepare interim financial statements during the financial year.

         JENOPTIK INFAB KK, Yokohama/Japan was founded in 1998. Its inclusion in the scope of consolidation was dispensed with pursuant to Section 296 para. 2 HGB [German Commercial Code] due to its subordinate significance.

I.       SCOPE OF CONSOLIDATION

         1998

         In addition to JENOPTIK INFAB GmbH, Jena, the following companies were consolidated:

           Company name and registered office                  Currency        Nominal           Participation
                                                                               capital              quota
                                                                                                      %
           -----------------------------------------------------------------------------------------------------
           JENOPTIK INFAB plc., Galway/Ireland                  IEP          30.000,00               80,0
           JENOPTIK INFAB Ltd., Livingston/Scotland             USD          51.000,00               80,0
           JENOPTIK INFAB INC., Austin/USA                      USD           6.750,00              100,0

         The following company was not included in the scope of consolidation for the consolidated financial statements:

           Company name and registered office                      Currency        Nominal       Participation
                                                                                   capital           quota
                                                                                                       %
           ------------------------------------------------------------------------------------------------------
           JENOPTIK INFAB KK, Yokohama/Japan                        JPY             10.00            100,0

         The Infab group is not obliged to prepare consolidated financial statements as JENOPTIK AG, JENA, as the umbrella parent company, prepares consolidated financial statements with a discharging effect pursuant to Section 291 HGB [German Commercial Code]. The relationship between JENOPTIK INFAB GmbH, Jena, and JENOPTIK INFAB, INC., Austin/USA is not that between a parent company and a subsidiary as shares are indirectly held by M+W Zander Facility Engineering GmbH + Co. KG, Stuttgart. In addition, it is not obliged by law to prepare interim financial statements during the financial year.

         JENOPTIK INFAB plc., Galway/Ireland, and JENOPTIK INFAB Ltd., Livingston/Scotland, were consolidated for the first time. As a consequence of the changes in the scope of consolidation, sales increased by KDM 1.646 and the profit for the year was reduced by KDM 1.206.

         JENOPTIK INFAB KK, Yokohama/Japan was founded in 1998. Its inclusion in the scope of consolidation was dispensed with pursuant to Section 296 para. 2 HGB [German Commercial Code] due to its subordinate significance.

         II. CURRENCY TRANSLATION, PRINCIPLES OF CONSOLIDATION

         The balance-sheet date for the companies included in the scope of consolidation is 31st December 1999 and 1998. As per 30th June 1999 and 1998, interim financial statements were prepared for the companies included in the scope of consolidation. The balance-sheet date for individual financial statements covering the companies included in the scope of consolidation is identical to that for the consolidated interim financial statements of the Infab group.

         At first, individual financial statements were prepared subject to the provisions of the respective national accounting principles. Combined INFAB Ltd. + plc. financial statements denominated in USD were prepared for JENOPTIK INFAB plc., Galway/Ireland and JENOPTIK INFAB Ltd., Livingston/Scotland. To the extent that these provisions deviate from statutory provisions relating to the make-up of balance sheets pursuant to HGB [German Commercial Code], financial statements prepared according to foreign law were brought in line with legal requirements for the classification of financial statements and standards of valuation pursuant to HGB [German Commercial Code].

         For the purpose of the calculation of equity capital (excluding profit for the period), USD-denominated amounts for companies abroad were uniformly translated at historic exchange rates, the profit/loss for the period was uniformly translated at the weighted average rate (based on sales) and all other items on the balance sheet were uniformly translated at the mean of buying and selling foreign-exchange rate applicable on the balance-sheet date. Incongruences between foreign currencies resulting therefrom were offset against reserves without affecting the operating result.

         The items on the profit and loss account were either translated at the weighted average rate or at the mean of buying and selling foreign-exchange rate applicable on the balance-sheet date.

         Individual financial statements brought in line with German law were combined into consolidated financial statements subject to the application of the following measures:

         Capital consolidation was carried out according to the book-value method pursuant to Section 301 para. 1 sub-para. 2 No. 1 HGB [German Commercial Code]. As far as initial consolidation is concerned, the subsidiary's equity capital at that time is offset against the book value of the holding of the parent company. Capital consolidation was carried out at the time of acquisition of the shares.

         Initial consolidation resulted in a credit balance in the amount of KDM
         18.540 treated as goodwill which was openly offset against the capital reserve pursuant to Section 309 para. 1 HGB [German Commercial Code].

         Intra-group accounts receivable and accounts payable were offset within the framework of debt consolidation.

         All intra-group sales and other intra-group income and expense items were consolidated in full in the consolidated profit and loss account.

         Unrealised results of intra-group trade transactions did not have to be eliminated.

         Tax accrual and deferral based on consolidation measures pursuant to
         Section 306 HGB [German Commercial Code] did not have to be made. Deferred taxes based on income tax loss carried forward must not be charged to subsequent accounting years according to German law

         III. ACCOUNTING PRINCIPLES AND STANDARDS OF VALUATION

         A S S E T S

         INTANGIBLE ASSETS

         Intangible assets were reported at acquisition cost minus scheduled accumulated depreciation.

         Depreciation is carried into effect on a pro rata temporis basis over the usual useful life of an asset in the company according to the straight-line method of depreciation.

         TANGIBLE ASSETS

         Tangible assets are reported at acquisition or production costs minus scheduled accumulated depreciation. Depreciation is carried into effect over the usual useful life of an asset in the company according to the straight-line method of depreciation.

         Pursuant to Section 6 para. 2 EStG [Income Tax Law], depreciable movable fixed assets of low value acquired by JENOPTIK INFAB GmbH, Jena were depreciated in full in the period of addition.

         FINANCIAL ASSETS

         Holdings in associated companies were reported at acquisition cost.

         INVENTORIES

         On principle, raw materials and supplies were reported at the average acquisition cost and/or lower current market value.

         The valuation of work in progress and finished goods and merchandise was based on production costs adopted from corporate accounting. Production costs include cost of direct material and materials handling overhead, prime cost and indirect manufacturing overhead as well as special production costs (e. g. cost of tools).

         The determined amounts reported as production costs for work in progress made to order were retrospectively audited for the purpose of loss-free reporting.

         Necessary and adequate provisions for slow-moving materials were made concerning raw materials and supplies and finished goods and merchandise to take insufficient demand or lack of marketability as per the balance-sheet date into account.

         ACCOUNTS RECEIVABLE AND OTHER ASSETS

         Recognisable individual risks concerning accounts receivable and other assets were taken into account by means of valuation adjustments. On principle, the calculated lump-sum valuation adjustment on trade receivables was 1 % of the respective net accounts receivable.

         Foreign-currency accounts receivable were valued at the rate applicable on the day of creation of the accounts receivable or at the lower buying rate applicable on the balance-sheet date.

         Accounts receivable and other assets were otherwise reported at nominal values.

         E Q U I T Y   A N D   L I A B I L I T I E S

         ACCRUALS

         The provisions for taxation and other accruals items take account of all recognisable risks and contingent liabilities and were valued with the due diligence of a prudent businessman.

         LIABILITIES

         All liabilities were valued at the amount repayable.

         IV. EXPLANATORY NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

         INVENTORIES

         Apart from the retention of titles to ownership common in the industry, inventories are not subject to third-party rights.

         RECEIVABLES FROM AFFILIATED COMPANIES

         M+W Zander Facility Engineering GmbH + Co. KG, Stuttgart, the sole shareholder, accounts for KDM 1.054 and KDM 441 of receivables from affiliated companies at June 30, 1999 and December 31, 1998.

         LIABILITIES

         The liabilities item exclusively contains accounts payable due within one year.

         Titles for delivered objects covered by the trade payables item were retained to the extent common in the industry.

         The payables to affiliated companies item includes accounts payable to M+W Zander Facility Engineering GmbH + Co. KG, Stuttgart, the sole shareholder, in the amount of KDM 783 at December 31, 1998.

         V.  EXPLANATORY NOTES TO THE CONSOLIDATED PROFIT AND LOSS ACCOUNT

         The profit and loss account is structured according to cost of sales type of short-term results accounting.

         "Research and development expenses" were added to the profit and loss account as an additional item to the statutory accounting format.

         SALES - 1999

         Sales are made up as follows:

                                   1 - 6/1999
                                       KDM
                                       ---
         Domestic sales               4.777
         Foreign sales                7.893
                                     ------
                                     12.670
                                     ======


         AFFILIATED COMPANIES

         Affiliated companies account for KDM 1.149 of the interest and similar expenses item.

         SALES  - 1998

         Sales are made up as follows:

                                      1-6/1998
                                         KDM
                                         ---
         Domestic sales                 7.672
         Foreign sales                 30.675
                                       ------
                                       38.347
                                       ======


         AFFILIATED COMPANIES

         Affiliated companies account for KDM 757 of the interest and similar expenses item.

VI.OTHER STATEMENTS

         1999

         1. The following gentlemen were appointed as managing directors of JENOPTIK INFAB GmbH, Jena

                     Wolfgang Mayr, Koestenberg/Austria, and
                     Reimund Blessing, Vaihingen/Enz.

         2. In first half of 1999, the emoluments of the members of the Board of Management totalled KDM 160.

         3. As per the balance-sheet date, the group companies employed 189 members of staff.

         4. Infab group companies are included in the consolidated financial statements of JENOPTIK AG, Jena. A duty to prepare consolidated financial statements does not exist.

         Stuttgart, 5th October 1999

                                              JENOPTIK INFAB GmbH

                                            The Board of Management

         1998

         1. The following gentlemen were appointed as managing directors of JENOPTIK INFAB GmbH, Jena

                     Karl-Heinz Kuch, Wogau (until 1st July 1998),
                     Dr. Rudolf Simon, Korntal-Munchingen, and
                     Reimund Blessing, Vaihingen/Enz (from 1st July 1998).

         2. In the reporting year, the Supervisory Board of JENOPTIK INFAB GmbH, Jena, was made up of the following gentleman:

                     Jurgen Giessmann, Ludwigsburg-Neckarweihingen
                     (chairman),
                     Helmut Laub, Stuttgart,
                     Thomas Anger, Isserstedt, and
                     Siegfried Benno Jaschke, Erfurt.

         3. In first half of 1998, the emoluments of the members of the Board of Management totalled KDM 214. The emoluments paid to the Supervisory Board amounted to TDM 15.

         4. As per the balance-sheet date, the group companies employed 371 members of staff.

         5. Infab group companies are included in the consolidated financial statements of JENOPTIK AG, Jena. A duty to prepare consolidated financial statements does not exist.

         Stuttgart, 5th October 1999

                                             JENOPTIK INFAB GmbH

                                           The Board of Management

                            BROOKS AUTOMATION, INC.
                     UNAUDITED PRO FORMA COMBINED CONDENSED
                              FINANCIAL STATEMENTS

On September 30, 1999, Brooks Automation, Inc. (the "Company") acquired certain of the assets and assumed certain of the liabilities of the Infab Division ("Infab") of Jenoptik AG ("Jenoptik") in exchange for 914,286 shares of the Company's common stock, subject to adjustment pending the completion of a post-closing review of the purchased assets. The Infab Division is a worldwide supplier of advanced factory automation systems headquartered in Germany. The assets purchased from the Infab Division included certain fixed assets, usable inventory, collectible receivables, patents and intellectual property. The Company intends to continue to use these assets in connection with its conduct of the business of the former Infab Division.

The acquisition was accounted for using the purchase method of accounting in accordance with Accounting Principles Board Opinion No. 16, "Business Combinations" ("APB 16"). Under APB 16, purchase price allocations are made to the assets acquired and the liabilities assumed based on their respective fair values.

The estimated excess of the acquisition cost over the net tangible assets acquired was determined as follows (in thousands):

         Common stock                                                        $22,473
         Transaction costs                                                     1,476
                                                                             -------
         Total consideration                                                  23,949
         Estimated fair value of net tangible assets acquired                 16,637
                                                                             -------
         Excess of purchase price over fair value of
           net tangible assets acquired                                      $ 7,312
                                                                             =======

The estimated excess of the purchase price over the fair value of the net assets acquired of $7,312,000 has been reflected in the unaudited pro forma financial statements based on a preliminary purchase price allocation. Finalization of the allocation of the purchase price to assets acquired and liabilities assumed will be made after analyses of their fair values.

The following Pro Forma Combined Condensed Balance Sheet as of June 30, 1999 and the Pro Forma Combined Condensed Statements of Operations for the nine months ended June 30, 1999 and the year ended September 30, 1998 have been prepared to reflect the effect of the acquisition by the Company of Infab.

On April 21, 1999, the Company acquired Hanyon Technology, Inc. ("Hanyon") in a transaction accounted for using the purchase method of accounting. Hanyon's historical results through its acquisition date and pro forma adjustments have been included in the Pro Forma Combined Condensed Statement of Operations for the nine months ended June 30, 1999. The Company's historical results include the results of Hanyon subsequent to its date of acquisition.

On August 31, 1999, the Company acquired Smart Machines Inc. ("Smart Machines") in a transaction accounted for as a pooling of interests. Smart Machines' historical results and pro forma adjustments have been included in the Pro Forma Combined Condensed Statement of Operations for the nine months ended June 30, 1999.

The Hanyon and Smart Machines pro forma financial information has been aggregated with the Company's historical results for the year ended September 30, 1998 as reported in the Company's Current Report on Form 8-K/A, Amendment No. 1, dated August 31, 1999.

The Company has included the Hanyon and Smart Machines pro forma financial information because it believes these pro forma combined results are more representative of the Company's ongoing operations before any pro forma adjustments to reflect the acquisition of Infab.

The following unaudited pro forma information assumes that the acquisition of Infab had occurred on June 30, 1999 for purposes of the balance sheet and on October 1, 1997 for purposes of the statements of operations. The pro forma information is based on the historical financial statements of the Company (adjusted for Hanyon and Smart Machines) and Infab, giving effect to the Infab transaction under the purchase method of accounting and the assumptions and adjustments in the accompanying notes to the pro forma financial information. The pro forma information for the nine months ended June 30, 1999 includes the unaudited historical results of the Company, Hanyon and Smart Machines as described above and of Infab for the nine months then ended. The pro forma information for the fiscal year ended September 30, 1998 includes the unaudited historical results of the Company adjusted to give effect to the Hanyon and Smart Machines acquisitions as described above for the year then ended, and the historical results of Infab for the year ended December 31, 1998. Accordingly, the unaudited results of operations for the Infab quarter ended December 31, 1998 are included in both the nine-month and fiscal year periods. Revenues and loss from continuing operations for that quarter were $2,761,000 and $9,788,000, respectively.

The pro forma information does not purport to be indicative of the financial position or results of operations that would have been attained had the combinations been in effect on the dates indicated nor of future results of operations of the Company. The pro forma combined condensed financial statements should be read in conjunction with the separate audited financial statements and notes thereto of Brooks Automation, Inc., included in its Annual Report on Form 10-K for the year ended September 30, 1998, the unaudited financial information included in the Company's Form 10-Q for the three and nine month periods ended June 30, 1999, the Company's Current Report on Form 8-K and Form 8-K/A, Amendment No. 1, dated April 21, 1999, the Company's Current Report on Form 8-K and Form 8-K/A, Amendment No. 1, dated August 31, 1999 and the audited financial statements and notes thereto of Infab included as part of this Form 8-K/A.

                             BROOKS AUTOMATION, INC.
              UNAUDITED PRO FORMA COMBINED CONDENSED BALANCE SHEET
                                  JUNE 30, 1999
                                     $000'S

                                                                                                           Smart
                                                                       Historical                         Machines
                                                       Historical        Smart          Historical       Pro forma
                                                       Brooks (A)       Machines         Infab (1)      Adjustments(2)
                                                       ----------       --------         ---------      --------------
ASSETS
CURRENT ASSETS
  Cash and equivalents                                 $  68,101        $     120        $     495        $      --
  Accounts receivable, net                                25,340               23           10,750               --
  Inventories                                             19,085              498           12,533               --
  Prepaid expenses and other current assets               10,114               61              206               --
                                                       ---------        ---------        ---------        ---------
    Total current assets                                 122,640              702           23,984               --

Fixed assets, net                                         17,230              333            3,123               --
Infab intangibles                                             --               --               --               --
Other intangible assets, net                               5,298               --            7,189               --
Other                                                      4,781               15               81               --
                                                       ---------        ---------        ---------        ---------
      TOTAL ASSETS                                     $ 149,949        $   1,050        $  34,377        $      --
                                                       =========        =========        =========        =========

LIABILITIES AND STOCKHOLDERS' EQUITY
CURRENT LIABILITIES
  Borrowings due within one year                       $      --        $   2,940        $      --        $  (2,500)
  Accounts payable                                         6,539              225           49,173               --
  Accrued expenses and other current liabilities          18,311              325            6,690             (214)
                                                       ---------        ---------        ---------        ---------
    Total current liabilities                             24,850            3,490           55,863           (2,714)
                                                       ---------        ---------        ---------        ---------
LONG-TERM LIABILITIES
  Debt                                                        --              889               --               --
  Other long-term liabilities                              1,518               --               --               --
                                                       ---------        ---------        ---------        ---------
    Total long-term liabilities                            1,518              889               --               --
                                                       ---------        ---------        ---------        ---------
      TOTAL LIABILITIES                                   26,368            4,379           55,863           (2,714)
                                                       ---------        ---------        ---------        ---------
MINORITY INTEREST                                          1,500               --             (540)              --
                                                       ---------        ---------        ---------        ---------
REDEEMABLE CONVERTIBLE PREFERRED STOCK                        --            3,562               --           (3,562)
                                                       ---------        ---------        ---------        ---------
STOCKHOLDERS' EQUITY
  Preferred stock                                             --            6,922               --           (6,922)
  Common stock                                               111              771            2,650             (766)
  Additional paid-in capital                             129,340               --           11,624           13,964
  Cumulative translation adjustment                         (573)              --               --               --
  Deferred compensation                                      (79)              --               --               --
  Retained earnings (accumulated deficit)                 (6,718)         (14,584)         (35,220)              --
                                                       ---------        ---------        ---------        ---------
    Total stockholders' equity                           122,081           (6,891)         (20,946)           6,276
                                                       ---------        ---------        ---------        ---------
      TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY       $ 149,949        $   1,050        $  34,377        $      --
                                                       =========        =========        =========        =========




                                                           Infab
                                                         Pro forma        Pro forma
                                                       Adjustments(3)     Combined
                                                       --------------     --------
ASSETS
CURRENT ASSETS
  Cash and equivalents                                   $   1,529        $  70,245
  Accounts receivable, net                                  (7,205)          28,908
  Inventories                                               (3,193)          28,923
  Prepaid expenses and other current assets                  1,520           11,901
                                                         ---------        ---------
    Total current assets                                    (7,349)         139,977

Fixed assets, net                                           (1,427)          19,259
Infab intangibles                                            7,312            7,312
Other intangible assets, net                                (7,189)           5,298
Other                                                          (81)           4,796
                                                         ---------        ---------
      TOTAL ASSETS                                       $  (8,734)       $ 176,642
                                                         =========        =========

LIABILITIES AND STOCKHOLDERS' EQUITY
CURRENT LIABILITIES
  Borrowings due within one year                         $      --        $     440
  Accounts payable                                         (49,173)           6,764
  Accrued expenses and other current liabilities            (3,520)          21,592
                                                         ---------        ---------
    Total current liabilities                              (52,693)          28,796
                                                         ---------        ---------
LONG-TERM LIABILITIES
  Debt                                                          --              889
  Other long-term liabilities                                   --            1,518
                                                         ---------        ---------
    Total long-term liabilities                                 --            2,407
                                                         ---------        ---------
      TOTAL LIABILITIES                                    (52,693)          31,203
                                                         ---------        ---------
MINORITY INTEREST                                              540            1,500
                                                         ---------        ---------
REDEEMABLE CONVERTIBLE PREFERRED STOCK                          --               --
                                                         ---------        ---------
STOCKHOLDERS' EQUITY
  Preferred stock                                               --               --
  Common stock                                              (2,641)             125
  Additional paid-in capital                                10,840          165,768
  Cumulative translation adjustment                             --             (573)
  Deferred compensation                                         --              (79)
  Retained earnings (accumulated deficit)                   35,220          (21,302)
                                                         ---------        ---------
    Total stockholders' equity                              43,419          143,939
                                                         ---------        ---------
      TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY         $  (8,734)       $ 176,642
                                                         =========        =========

(A) As filed on Form 10-Q for the quarterly period ended June 30, 1999.

                             BROOKS AUTOMATION, INC.
         UNAUDITED PRO FORMA COMBINED CONDENSED STATEMENT OF OPERATIONS
                     FOR THE NINE MONTHS ENDED JUNE 30, 1999
                                     $000'S


                                                                                     Historical                       Hanyon
                                                      Historical     Historical        Smart         Historical      Pro forma
                                                      Brooks (A)     Hanyon (4)       Machines        Infab (1)    Adjustments(5)
                                                      ----------     ----------       --------        ---------    --------------
Revenues                                              $ 69,449        $  2,306        $    537        $  9,518        $   (613)
Cost of revenues                                        38,381             130           1,102          13,539            (613)
                                                      --------        --------        --------        --------        --------
Gross profit                                            31,068           2,176            (565)         (4,021)             --

OPERATING EXPENSES

  Research and development                              13,661              --           1,844           2,698              --
  Selling, general and administrative                   19,066           1,530             700          11,628              --
  Amortization of acquired intangibles                      79              --              --              --             212
                                                      --------        --------        --------        --------        --------
    Total operating expenses                            32,806           1,530           2,544          14,326             212

OPERATING INCOME (LOSS)                                 (1,738)            646          (3,109)        (18,347)           (212)

OTHER (INCOME) EXPENSE

  Interest (income) expense, net                        (2,087)             87             201           1,058              --
  Other (income) expense, net                               --              --              --            (202)             --
                                                      --------        --------        --------        --------        --------
    Total other (income) expense                        (2,087)             87             201             856              --

Income (loss) from continuing
  operations before income taxes
  and minority interests                                   349             559          (3,310)        (19,203)           (212)

Income tax provision (benefit)                             536             (44)              1              22              --
                                                      --------        --------        --------        --------        --------
INCOME(LOSS) FROM
  CONTINUING OPERATIONS
  BEFORE MINORITY INTERESTS                               (187)            603          (3,311)        (19,225)           (212)

Minority interests in earnings (loss)
  of consolidated subsidiaries                              --              --              --            (378)            (58)
                                                      --------        --------        --------        --------        --------

NET INCOME (LOSS)                                         (187)            603          (3,311)        (18,847)           (154)
Dividends on preferred stock                                --              --            (549)             --              --
                                                      --------        --------        --------        --------        --------
NET INCOME (LOSS) APPLICABLE TO
  COMMON STOCKHOLDERS                                 $   (187)       $    603        $ (3,860)       $(18,847)       $   (154)
                                                      ========        ========        ========        ========        ========

Earnings (loss) per share:

  Basic                                               $  (0.02)
  Diluted                                             $  (0.02)

Shares used to compute earnings (loss) per share:

  Basic                                                 11,039
  Diluted                                               11,039



                                                        Smart
                                                       Machines           Infab
                                                       Pro forma        Pro forma          Pro forma
                                                     Adjustments(6)    Adjustments         Combined
                                                     --------------    -----------         --------
Revenues                                                $     --        $     --           $ 81,197
Cost of revenues                                              --              --             52,539
                                                        --------        --------           --------
Gross profit                                                  --              --             28,658

OPERATING EXPENSES

  Research and development                                    --              --             18,203
  Selling, general and administrative                         --              --             32,924
  Amortization of acquired intangibles                        --           1,828(7)           2,119
                                                        --------        --------           --------
    Total operating expenses                                  --           1,828             53,246

OPERATING INCOME (LOSS)                                       --          (1,828)           (24,588)

OTHER (INCOME) EXPENSE

  Interest (income) expense, net                              --              --               (741)
  Other (income) expense, net                                 --              --               (202)
                                                        --------        --------           --------
    Total other (income) expense                              --              --               (943)

Income (loss) from continuing
  operations before income taxes
  and minority interests                                      --          (1,828)           (23,645)

Income tax provision (benefit)                              (874)             --               (359)
                                                        --------        --------           --------
INCOME(LOSS) FROM
  CONTINUING OPERATIONS
  BEFORE MINORITY INTERESTS                                  874          (1,828)           (23,286)

Minority interests in earnings (loss)
  of consolidated subsidiaries                                --             378(8)             (58)
                                                        --------        --------           --------

NET INCOME (LOSS)                                            874          (2,206)           (23,228)
Dividends on preferred stock                                  --              --               (549)
                                                        --------        --------           --------
NET INCOME (LOSS) APPLICABLE TO
  COMMON STOCKHOLDERS                                   $    874        $ (2,206)          $(23,777)
                                                        ========        ========           ========

Earnings (loss) per share:

  Basic                                                                                    $  (1.98)
  Diluted                                                                                  $  (1.98)

Shares used to compute earnings (loss) per share:

  Basic                                                                                      12,021
  Diluted                                                                                    12,021

(A) As filed on Form 10-Q for the quarterly period ended June 30, 1999.

                             BROOKS AUTOMATION, INC.
         UNAUDITED PRO FORMA COMBINED CONDENSED STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED SEPTEMBER 30, 1998
                                     $000'S

                                                        Historical      Historical        Pro forma           Pro forma
                                                        Brooks (A)       Infab (1)       Adjustments          Combined
                                                        ----------       ---------       -----------          --------
Revenues                                                $ 107,697        $  31,504        $      --           $ 139,201
Cost of revenues                                           73,924           28,722               --             102,646
                                                        ---------        ---------        ---------           ---------
Gross profit                                               33,773            2,782               --              36,555

OPERATING EXPENSES

  Research and development                                 25,389            3,670               --              29,059
  Selling, general and administrative                      30,392           21,507               --              51,899
  Amortization of acquired intangibles                         --               --            2,437(7)            2,437
  Acquisition-related and restructuring                     3,722               --               --               3,722
                                                        ---------        ---------        ---------           ---------
    Total operating expenses                               59,503           25,177            2,437              87,117

OPERATING INCOME (LOSS)                                   (25,730)         (22,395)          (2,437)            (50,562)

OTHER (INCOME) EXPENSE

  Interest (income) expense, net                           (2,941)           1,072               --              (1,869)
  Other (income) expense, net                                  --              (73)              --                 (73)
                                                        ---------        ---------        ---------           ---------
    Total other (income) expense                           (2,941)             999               --              (1,942)

Income (loss) from continuing
  operations before income taxes and minority
    interests                                             (22,789)         (23,394)          (2,437)            (48,620)

Income tax provision(benefit)                              (2,835)              (1)              --              (2,836)
                                                        ---------        ---------        ---------           ---------
INCOME(LOSS) FROM
  CONTINUING OPERATIONS
  BEFORE MINORITY INTERESTS                               (19,954)         (23,393)          (2,437)            (45,784)

Minority interests in earnings (loss)
  of consolidated subsidiaries                                 --             (239)             239(8)               --
                                                        ---------        ---------        ---------           ---------

NET INCOME (LOSS)                                         (19,954)         (23,154)          (2,676)            (45,784)
Dividends on preferred stock                               (1,420)              --               --              (1,420)
                                                        ---------        ---------        ---------           ---------
NET INCOME (LOSS) APPLICABLE TO
  COMMON STOCKHOLDERS                                   $ (21,374)       $ (23,154)       $  (2,676)          $ (47,204)
                                                        =========        =========        =========           =========

Earnings (loss) per share:

  Basic                                                 $   (1.99)                                            $   (4.05)
  Diluted                                               $   (1.99)                                            $   (4.05)

Shares used to compute earnings (loss) per share:

  Basic                                                    10,739                                                11,653
  Diluted                                                  10,739                                                11,653

(A) Pro forma combined results of the Company, Hanyon and Smart Machines as filed on the Company's Current Report on Form 8-K/A, Amendment No. 1, dated August 31, 1999.

                 NOTES TO UNAUDITED PRO FORMA COMBINED CONDENSED
                              FINANCIAL STATEMENTS

(1) The Infab balance sheet at June 30, 1999 has been translated to U.S. dollars at a rate of 1.8912 German deutschmarks to 1.0 U.S. dollar. The statement of operations for the nine months ended June 30, 1999 was translated as follows: results for the three months ended December 31, 1998 were translated at a rate of 1.7588 German deutschmarks to 1.0 U.S. dollar and results for the six months ended June 30, 1999 were translated at a rate of 1.7970 German deutschmarks to 1.0 U.S. dollar. The statement of operations for the year ended December 31, 1998 was translated at a rate of
     1.7588 German deutschmarks to 1.0 U.S. dollar. All Infab historical amounts are presented in accordance with U.S. generally accepted accounting principles.

(2) To record the issuance of Brooks common stock in exchange for all of the Smart Machines outstanding common stock, preferred stock, and convertible notes and related interest.

(3) To adjust the historical balance sheet of Infab to equal the assets acquired and the liabilities assumed under the acquisition agreement. The following purchase price and purchase accounting adjustments were made to the historical balance sheet:

     - Consideration of 914,286 shares of Brooks common stock issued at $24.58 per share.
     - Transaction costs of $1,476,000, of which $976,000 was paid and $500,000 was accrued.
     - Adjustments of $2,670,000 to record costs for exiting certain Infab facilities, the relocation of Infab employees to the Company's facilities and severance costs. This purchase accounting adjustment is recorded as a component of goodwill and an increase in liabilities.
     - Preliminary allocation of the purchase price and the elimination of net liabilities and minority interest of $55,323,000 not assumed by the Company, as well as $20,946,000 of historical stockholders' deficit of Infab. Goodwill will be amortized on a straight-line basis over three years.

(4) The Hanyon statement of operations for the period from October 1, 1998 through April 20, 1999 (date of its acquisition by the Company) is translated at a rate of 1,240.84 Korean won to 1.0 U.S. dollar.

(5) Hanyon pro forma adjustments to eliminate intercompany transactions as a result of intercompany software product sales, record amortization of Hanyon goodwill, and record the 9.5% minority shareholders' interest in Hanyon's earnings.

(6) To adjust income tax expense as a result of the Smart Machines acquisition, which was accounted for as a pooling of interests.

(7) To record amortization expense for the intangible asset which represents the excess of purchase price over net tangible assets acquired established as part of the Company's purchase accounting related to the acquisition of Infab.

(8) To eliminate minority shareholders' interest in Infab's loss; the Company did not assume this liability.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                     By: /s/ Ellen B. Richstone
                                         --------------------------------------
                                         Ellen B. Richstone
                                         Senior Vice President of Finance and
                                         Administration and Chief Financial
                                         Officer

Dated:  December 14, 1999

                                  EXHIBIT INDEX

                  Item No.          Description
                  --------          -----------
                   *  2.1           Master Purchase Agreement by and among
                                    Brooks Automation, Inc., FASTech
                                    Integration, Inc., Brooks Automation GmbH,
                                    Jenoptik AG, Meissner & Wurst Zander Holding
                                    GmbH, Jenoptik Infab GmbH, Jenoptik Infab
                                    KK, Jenoptik Infab PLC, Jenoptik Infab,
                                    Ltd., Meissner & Wurst US, Inc. and Jenoptik
                                    Infab, Inc. dated as of September 9, 1999,
                                    as amended on September 30, 1999.

                   *  2.2           Stockholder Agreement dated September 30,
                                    1999 among Brooks Automation, Inc., Jenoptik
                                    AG, Meissner & Wurst Zander Holding GmbH and
                                    Robert J. Therrien.

                     23.1           Consent of Ebner Stolz & Partner GmbH

-------------------------------------------
*  Previously filed